UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019
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NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37488 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

12110 Sunset Hills Road, Suite 600 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	NIHD	Nasdaq Global Select Market

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements or Certain Officers.

As previously announced, NII Holdings, Inc. (the “Company”) completed the sale of its wireless operations in Brazil (the “Transaction”) on December 18, 2019 and confirmed its plan to dissolve following the closing of the Transaction.

On December 19, 2019, the Board of Directors of the Company (the “Board”) determined that in connection with the closing of the Transaction and the dissolution of the Company, it is in the best interests of the Company to further streamline the Company’s expenses and approved a workforce reduction that will result in the termination of all but three active employees by March 2, 2020. As a result, Daniel Freiman, Acting Principal Executive Officer and Chief Financial Officer, has been provided with a target severance date of March 1, 2020. Mr. Freiman’s severance benefits are as set forth in the Retention and Separation Agreement between the Company and Mr. Freiman, dated April 1, 2019, filed as Exhibit 10.2 to the Company’s Form 10-Q for the period ended March 31, 2019. Following Mr. Freiman’s departure, Timothy Mulieri, currently Vice President, Corporate Controller and Principal Accounting Officer of the Company, will serve as Vice President, Chief Financial Officer of the Company.

The Board also approved the 2020 compensation program for the Company’s remaining executive officers. Shana Smith, Vice President, General Counsel and Corporate Secretary, will receive a base salary of $500,000 and a retention bonus of $500,000, which will be paid on December 31, 2020 if she is employed in good standing on that date. Should Ms. Smith be terminated without cause during 2020, she will receive a pro-rated portion of the retention bonus payment. Mr. Mulieri will receive a base salary of $400,000 and a retention bonus of $400,000, which will be paid on December 31, 2020 if he is employed in good standing on that date. Should Mr. Mulieri be terminated without cause during 2020, he will receive a pro-rated portion of the retention bonus payment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Dated: December 19, 2019	By: /s/ SHANA C. SMITH
Shana C. Smith
General Counsel and Secretary